

Understanding the Value of OCX's Strategic Investments

Business Update and 2022 Outlook

December 2021

ONCOCYTE™

Where Tomorrow **LIVES**

Forward Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates," "may," and similar expressions) are forward-looking statements. These statements include, among others, those pertaining to the anticipated revenue impact, value creation roadmap, expected market differentiation, planned go-to market strategy, product development timeline, anticipated product launches and overall development and commercial strategy with respect to Oncocyte's "*Determa* Platform" and TheraSure™ Transplant-MONITOR, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management. Forward-looking statements involve risks and uncertainties, including, without limitation, the potential impact of COVID-19 on Oncocyte™ or its subsidiaries' financial and operational results, risks inherent in the development and/or commercialization of diagnostic tests or products, uncertainty in the results of clinical trials or regulatory approvals, the capacity of Oncocyte's third-party supplied blood sample analytic system to provide consistent and precise analytic results on a commercial scale, potential interruptions to supply chains, the need and ability to obtain future capital, maintenance of intellectual property rights in all applicable jurisdictions, and the need to obtain third party reimbursement for patients' use of any diagnostic tests Oncocyte or its subsidiaries commercialize, and risks inherent in strategic transactions such as the potential failure to realize anticipated benefits, legal, regulatory or political changes in the applicable jurisdictions, accounting and quality controls, potential greater than estimated allocations of resources to develop and commercialize technologies, or potential failure to maintain any laboratory accreditation or certification. Actual results may differ materially from the results anticipated in these forward-looking statements and accordingly such statements should be evaluated together with the many uncertainties that affect the business of Oncocyte, particularly those mentioned in the "Risk Factors" and other cautionary statements found in Oncocyte's Securities and Exchange Commission filings, which are available from the SEC's website. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Oncocyte undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Oncocyte's *Determa* Platform Strategy

Products Deliver Critical Information Throughout the Patient Journey Improving Outcomes and Reducing Costs

Treatment Decision

Should I give adjuvant chemo?

Treatment Stratification

DETERMA Rx™

Available for Clinical Use

Should I give targeted therapy?

Targeted Therapy Selection

DETERMA Tx™

Clinical Launch 1H22

Should I give immunotherapy?

Treatment Selection

DETERMA IO™

Full Market Clinical Launch 1H22

Patient Monitoring

Is the therapy working?

Therapy Monitoring

DETERMA CNI™

For Research Use Only in EU
US 1H22

Is the cancer coming back?

Recurrence Detection

DETERMA Mx™

In Development

Differentiated Tests with **large TAMs (>$10B)** to Address Unanswered Questions Across **ALL** Stages of Cancer

The Emerging Patient Management Paradigm

Transforming a deadly disease to a chronic disorder



Adjuvant Therapy Selection
Rx
Targeted/ Immunotherapy Selection
IO
Tx
Resistance Targeting
IO
Tx
CNI
Therapeutic Response Monitoring
CNI
CNI
Disease Burden
Minimal Residual Disease
Molecular Remission
BASELINE
Mx
Mx
Mx
Mx
TIME PROGRESSION

OCX's product offering delivers tests that make this a reality, allows us to tap into > $10B of Served Market value in US and Europe

Rx IO Tx Tissue Diagnostics

Blood Diagnostics CNI Mx Future Product

ONCOCYTE™

Treatment Decision Menu Offers "One Lab" Solution

Should I give adjuvant chemo?	Should I give targeted therapy?	Should I give immunotherapy?
Treatment Stratification	Targeted Therapy Selection	Treatment Selection
DETERMA Rx™	DETERMA Tx™	DETERMA IO™
Available for Clinical Use	**Clinical Launch 1H22**	**Full Market Launch 1H22**

OCX Treatment Decision Menu

- Answers all key treatment decisions
- Conserves precious tissue
- Two Proprietary Precision Tests
- Industry Leading turn around time (TAT)

Combined US/EU TAM: ~ $6B

Patient Monitoring Improves Patient Outcomes

Patient Monitoring Menu

Answers two major questions with unique applications

- **Is the therapy working?**
- **Is the Cancer Coming Back?**

Blood-Only applications do not require precious tumor tissue or expensive comprehensive mutational panel

Vital CNI results determine disease progression by 2nd Cycle of Therapy >$5B TAM

Combined US/EU TAM: ~$7-10B


Patient Monitoring
Is the therapy working?
Is the cancer coming back?
Therapy Monitoring
Recurrence Detection
DETERMA CNI™
For Research Use Only in EU
US 1H22
DETERMA Mx™
In Development

Oncocyte 2022 Success Milestones

Market-focused initiatives to support clinical utility and oncologist adoption

- Registry execution
- Sales execution
- Add strategic sales territories
- KOL Presentations

- Full market launch of DetermaIO/Tx
- IO submission to CMS
- Continue IO clinical studies
- Close agreement with global platform Co.
- Initiate IVD IO development
- Tx submission to CMS



Drive Rx Revenue Growth
Drive DetermaIO/ Tx Uptake
Launch Transplant Business
Clinical Validation of DetermaCNI

- Finalize LDT for Transplant
- Submit dossier for LCD approval
- Establish Clinical Trial/EAP
- Close platform partnership
- Initiate IVD development

- Tech transfer
- Establish CMS path
- Initiate EU/US studies
- Papers/abstracts at major meetings

EAP – Early Access Program / LDT = Lab Developed Test / LCD - Local Coverage Determination

ONCOCYTE



Transplant Opportunity

TheraSure™ Transplant-MONITOR

ONCOCYTE™

Where Tomorrow **LIVES**

Transplant Monitoring Test Will Significantly Expand OCX's Revenue Opportunity

Transplants by the numbers

~39,000[1] patients per year (US)

~316,000 living recipients

~41,000[2] patients per year (EU)

Shortage of donor organs

Waiting list:

> 106,000[3] patients (US)
> 150,000 (EU)

- Biomarkers needed to achieve personalized immunosuppression and reduce premature graft loss
- Conventional biochemical tests are either less specific or less sensitive
- LCD Issued for cfDNA testing utilizing dPCR as surveillance in Transplanted Patients with kidney, liver and heart transplants

@ Current CMS Reimbursement :
~$2B US Market

1. https://unos.org/data/transplant-trends/ 2. https://www.coe.int/en/web/human-rights-channel/organ-donation
3. https://unos.org/data/transplant-trends/ 4. https://www.europarl.europa.eu/RegData/etudes/BRIE/2020/649363/EPRS_BRI(2020)649363_EN.pdf

Oncocyte's Value Creation Roadmap


2022-2024
Introduce Oncocyte to Transplant Market
Build Market in Liver... Add Heart and Kidney
Establish Transplant Center Partnerships
Transition Accounts to Kits
2022
Lab Developed Tests (LDT)
Oncocyte Generates Revenue
2024
Decentralization
Centers Generate Revenue

ONCOCYTE

TheraSure™ Transplant Very Well Published

Absolute Quantification and dPCR platform patents allows for market differentiation



TRANSPLANTATION PROCEEDINGS
THERAPEUTIC DRUG MONITORING
Transplantation
Personalized Immunosuppression in Transplantation
Congratulations Ekkehard!
Your article is among the top 10% most cited PLOS Medicine papers published in 2017.
Top 10% most cited author
PLOS MEDICINE
PLOS
Chemistry
AACC Academy
Distinguished Abstract Award
Ekkehard Schütz
2020 AACC Annual Scientific Meeting
AACC ACADEMY
nature reviews nephrology
Journal of Transplantation
WILEY
TOP DOWNLOADED PAPER 2018-2019
CONGRATULATIONS TO
Ekkehard Schuetz
whose paper has been recognized as one of the most read in
American Journal of Transplantation
WILEY

TheraSure™ Transplant was validated in large clinical studies with:

119 Liver recipients (PLOS Med. '17)
345 Kidney recipients (Am J Transplant '19, Clin Chem '20)
87 Heart recipients (Transplantation '21)

- **>20 OCX publications** and congress contributions in peer-reviewed scientific journals
- >100 citations in peer-reviewed articles
- **4 Major Patents**
- ***ONLY Company with product indication in Liver Transplant today***

ONCOCYTE™

Transplant Go-To Market Strategy Rapidly Delivers New Revenue Streams and Prepares Market for Democratization

Phase 1

EU Launch

- Launch with lab partners Amedes for No. EU and TBD for Southern EU 1H22
- File for reimbursement in chosen EU countries

US Launch

- Transfer LDT from Germany to Nashville
- Launch LDT in 1H22
- Apply for reimbursement under MolDX LCD 1H22
- Establish Trial network and start FDA trial in 2H22

Phase 2

Regulated Kit

- Sign Agreement with platform partner 1H22
- Engage Clinical Trial sites – 1H22
- Develop kit for FDA/IVDR (EU) compliance
- Submit US FDA Dossier 1H23
- Submit IVD R for EU clearance 1H23
- Kit Launch when FDA clearance granted

OCX 2022 OUTLOOK



Where
Tomorrow
LIVES

ONCOCYTE™

Product Development Timeline

2022 Represents a Year of Product Launches and Reimbursement Submissions

	Clinical Validation	CLIA LDT Launch	Market Development Initiated	Reimbursement Dossier Submission	Reimbursement Granted By CMS	Revenue Stage
DETERMA Rx™						
DETERMA IO™				By End of Q2 2022		
DETERMA Tx™		4/22	Predicate market exists	By End of Q2 2022	Projected by YE 22	Projected by YE 22
DETERMA CNI™		EU	2H 22			
TheraSure™		4/22	Q2 22	By End of Q2 2022	Projected in Q3 22	Projected in Q4 22

Market Adoption/Revenue Growth

ONCOCYTE™

Product Launches Over Next 12-18 Months will Drive Revenue Growth and Market Value


DETERMA Rx™
China Clinical Product Launch
DETERMA IO™
US Reimbursement
1H 2022
2H2022
1H2023
2H2023
1H2024
2H2024
DETERMA Tx™
US Reimbursement
DETERMA CNI™
US Research/Clinical Trial Launch
TheraSure™
US Reimbursement for Kidney and Heart

ONCOCYTE™

OCX Is Poised To Deliver on its Portfolio Promise!

2019/2020

Acquired technology to expand portfolio to minimize risk of a single product company

2021

Launched DetermaRx, continued product development of portfolio, acquired liquid-based technology

2022

Drive market demand for portfolio, expand indications, submit for reimbursement, form platform partnerships for global expansion

2023+

Drive revenue growth across all products, operational excellence to support growth, Ex-US platform/kit launch

In 2022, we will launch 3 major products across Oncology and Transplant

Thank You

ONCOCYTE™



Investor Contact:
Mitch Levine
Chief Financial Officer
IR@oncocyte.com